UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	May 13, 2010
(Date of earliest event reported)	May 11, 2010

ONEOK PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-12202	93-1120873
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On May 11, 2010, ONEOK, Inc. announced that Robert F. Martinovich, chief operating officer of ONEOK, Inc., will present at the American Gas Association Financial Forum on Tuesday, May 18, 2010, in Palm Beach, Fla., at 10:30 a.m. Eastern Daylight Time (9:30 a.m. Central Daylight Time).

The conference will be webcast and will be accessible on ONEOK, Inc.’s Web site, www.oneok.com.  A replay of the webcast will be archived for 30 days after the conference.

ONEOK, Inc. will also post the presentation materials on its Web site that morning, beginning at 9:00 a.m. Eastern Daylight Time (8:00 a.m. Central Daylight Time).

Item 9.01	Financial Statements and Exhibits
Exhibits
99.1 News release issued by ONEOK, Inc. dated May 11, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK Partners, L.P. By: ONEOK Partners GP, L.L.C., General Partner

Date:	May 13, 2010	By:	/s/ Curtis L. Dinan
Executive Vice President - Chief Financial Officer and Treasurer

3